Exhibit 24.1



                               POWERS OF ATTORNEY

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AirNet Systems, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended September 30, 1996, hereby constitutes and appoints Gerald G. Mercer, Eric P. Roy and William R. Sumser as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 11th day of December, 1996.



                                     /s/ Gerald G. Mercer
                                     ___________________________________________
                                     Gerald G. Mercer

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AirNet Systems, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended September 30, 1996, hereby constitutes and appoints Gerald G. Mercer, Eric P. Roy and William R. Sumser as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 11th day of December, 1996.


                                    /s/ Eric P. Roy
                                    ___________________________________________
                                    Eric P. Roy

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AirNet Systems, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended September 30, 1996, hereby constitutes and appoints Gerald G. Mercer, Eric P. Roy and William R. Sumser as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 11th day of December, 1996.



                                    /s/ Roger D. Blackwell
                                    ___________________________________________
                                    Roger D. Blackwell

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AirNet Systems, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended September 30, 1996, hereby constitutes and appoints Gerald G. Mercer, Eric P. Roy and William R. Sumser as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 11th day of December, 1996.



                                    /s/ Tony C. Canonie, Jr.
                                    ___________________________________________
                                    Tony C. Canonie, Jr.

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AirNet Systems, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended September 30, 1996, hereby constitutes and appoints Gerald G. Mercer, Eric P. Roy and William R. Sumser as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 11th day of December, 1996.



                                    /s/ Russell M. Gertmenian
                                    ___________________________________________
                                    Russell M. Gertmenian

                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of AirNet Systems, Inc., an Ohio corporation (the "Company"), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the fiscal year ended September 30, 1996, hereby constitutes and appoints Gerald G. Mercer, Eric P. Roy and William R. Sumser as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, and grants unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or any of them or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 11th day of December, 1996.



                                    /s/ J.F. Keeler, Jr.
                                    ___________________________________________
                                    J.F. Keeler, Jr.